Form N-SAR

Sub-Item 77C
Matters Submitted to a Vote of Security Holders
33-63212, 811-7736

Shareholder Meeting

A Special Meeting of Shareholders of the Portfolios was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1
Elect nine Trustees, including eight "independent" candidates.

                                          Number of Shares               Percentage of Outstanding       Percentage of Shares Voted
                                                                                  Shares
-----------------------------------------------------------------------------------------------------------------------------------
          Trustees              Affirmative     Withheld      Total    Affirmative Withheld  Total  Affirmative Withheld      Total
-----------------------------------------------------------------------------------------------------------------------------------
Jerome S. Contro                305,036,919    13,749,999  318,786,918   76.17%     3.43%    79.60%    95.69%     4.31%     100.00%
William F. McCalpin             305,465,577    13,321,341  318,786,918   76.27%     3.33%    79.60%    95.82%     4.18%     100.00%
John W. McCarter, Jr.           305,094,088    13,692,830  318,786,918   76.18%     3.42%    79.60%    95.70%     4.30%     100.00%
Dennis B. Mullen                305,292,961    13,493,957  318,786,918   76.23%     3.37%    79.60%    95.77%     4.23%     100.00%
James T. Rothe                  305,454,522    13,332,396  318,786,918   76.27%     3.33%    79.60%    95.82%     4.18%     100.00%
William D. Stewart              305,342,707    13,444,211  318,786,918   76.24%     3.36%    79.60%    95.78%     4.22%     100.00%
Martin H. Waldinger             304,893,973    13,892,945  318,786,918   76.13%     3.47%    79.60%    95.64%     4.36%     100.00%
Linda S. Wolf                   304,970,915    13,816,003  318,786,918   76.15%     3.45%    79.60%    95.67%     4.33%     100.00%
Thomas H. Bailey                305,017,094    13,769,824  318,786,918   76.16%     3.44%    79.60%    95.68%     4.32%     100.00%
-----------------------------------------------------------------------------------------------------------------------------------

Proposal 2a
To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
         Trust            Record Total     Affirmative        Against         Abstain        Broker Non-Votes
                          of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Aspen Series         400,507,821     280,014,672        28,222,128      10,550,118             -

------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
         Trust           Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Aspen Series        69.92%        7.05%       2.63%       0.00%        87.84%         8.85%       3.31%       0.00%

------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 2b
To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
         Trust            Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                          of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Aspen Series        400,507,821     284,529,475        22,832,884       11,424,559             -

------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
         Trust           Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Aspen Series        71.05%        5.70%       2.85%       0.00%        89.26%         7.16%       3.58%       0.00%

------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 2c
To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
         Trust            Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Janus Aspen Series        400,507,821     278,988,114        27,248,932       12,549,871             -

------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
         Trust           Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Janus Aspen Series        69.67%        6.80%       3.13%       0.00%        87.51%         8.55%       3.94%       0.00%

------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 3
For shareholders of Flexible Bond Portfolio only, to approve the elimination of the Portfolio's fundamental policy regarding investments in income-producing securities.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
       Portfolio          Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Flexible Bond Portfolio    27,843,498       21,529,564        1,555,796        1,172,463             -
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
       Portfolio         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Flexible Bond Portfolio   77.32%        5.59%       4.21%       0.00%        88.76%         6.41%       4.83%       0.00%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 4a
For shareholders of each Portfolio (except Mid Cap Value Portfolio, Risk-Managed Core Portfolio, Risk-Managed Growth Portfolio and Small Company Value Portfolio), to approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital Management LLC to conform to prevailing industry practice.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
       Portfolio          Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Balanced Portfolio         88,625,124       66,992,852        2,918,867        2,888,164             -

------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Flexible Bond Portfolio    27,843,498       22,111,756        1,106,002        1,040,065             -

------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Foreign Stock Portfolio     1,120,515        993,620            27,895            96,289             -

------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
    Forty Portfolio        37,753,765       25,834,524        1,810,192        1,335,690             -

------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
  Global Life Sciences      4,143,309       2,299,129          141,912           100,926             -
       Portfolio
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
   Global Technology       43,439,373       29,231,431        2,089,315        1,672,026             -
       Portfolio
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
   Growth and Income        5,172,107       3,841,910          210,532           219,670             -
       Portfolio
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
  International Growth     37,087,803       23,209,577        1,114,665          917,483             -
       Portfolio
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
    Large Cap Growth       44,889,971       36,053,483        1,592,081        1,504,940             -
       Portfolio
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Mid Cap Growth Portfolio   28,356,000       18,433,170         743,458           920,570             -
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
 Money Market Portfolio    12,534,132       11,763,764         513,369           256,999             -
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
    Worldwide Growth       63,027,308       45,653,950        1,768,718        2,046,280             -
       Portfolio
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
       Portfolio         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Balanced Portfolio         75.59%        3.29%       3.26%       0.00%        92.02%        4.01%       3.97%       0.00%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Flexible Bond Portfolio     79.41%        3.97%       3.74%       0.00%        91.15%        4.56%      4.29%       0.00%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Foreign Stock Portfolio     88.68%        2.49%       8.59%       0.00%        88.89%        2.50%      8.61%       0.00%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
    Forty Portfolio         68.43%        4.79%       3.54%       0.00%        89.14%        6.25%      4.61%       0.00%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
 Global Life Sciences       55.48%        3.43%       2.44%       0.00%        90.45%        5.58%      3.97%       0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
   Global Technology        67.29%        4.81%       3.85%       0.00%        88.60%        6.33%      5.07%       0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
   Growth and Income        74.28%        4.07%       4.25%       0.00%        89.93%        4.93%      5.14%       0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
 International Growth       62.58%        3.01%       2.47%       0.00%        91.94%        4.42%      3.64%       0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
   Large Cap Growth         80.31%        3.55%       3.35%       0.00%        92.09%        4.07%      3.84%       0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
    Mid Cap Growth          65.01%        2.62%       3.25%       0.00%        91.72%        3.70%      4.58%       0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Money Market Portfolio      93.85%        4.10%       2.05%       0.00%        93.85%        4.10%      2.05%       0.00%
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
   Worldwide Growth         72.43%        2.81%      72.43%       0.00%        92.29%        3.57%      4.14%       0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 4b
For shareholders of Mid Cap Value Portfolio, Risk-Managed Core Portfolio, and Worldwide Growth Portfolio, to approve an amended investment advisory agreement between each Portfolio and Janus Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
       Portfolio          Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
Mid Cap Value Portfolio     3,339,930       2,033,502         164,992          59,213               -

------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
   Risk-Managed Core        1,223,129       1,057,401         136,422          29,259               -
       Portfolio
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
    Worldwide Growth        63,027,308      44,318,398        3,297,786        1,852,764            -
       Portfolio
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
       Portfolio         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
Mid Cap Value Portfolio    60.89%        4.94%       1.77%       0.00%        90.07%        7.31%      2.62%        0.00%

------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
   Risk-Managed Core       86.45%        11.15%      2.39%       0.00%        86.46%        11.15%     2.39%        0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
   Worldwide Growth        70.32%        5.23%       2.94%       0.00%        89.59%        6.67%      3.74%        0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------

Proposal 5
For shareholders of Risk-Managed Core Portfolio only, to approve an amended subadvisory agreement between Janus Capital, on behalf of the Portfolio, and INTECH to change the subadvisory fee rate paid by Janus Capital to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index.

---------------------------------------- ------------------------------------------------------------------------
                                                                    Number of Shares
---------------------------------------- ------------------------------------------------------------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
       Portfolio          Record Total     Affirmative         Against          Abstain       Broker Non-Votes
                            of Shares
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
   Risk-Managed Core        1,223,129       1,040,896         136,446          45,740                -
       Portfolio
------------------------- -------------- ----------------- ----------------- -------------- ---------------------
------------------------ -------------------------------------------------- --------------------------------------------------
                                 Percentage of Outstanding Shares                      Percentage of Shares Voted
------------------------ -------------------------------------------------- --------------------------------------------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
       Portfolio         Affirmative     Against     Abstain     Broker      Affirmative    Against    Abstain      Broker
                                                                Non-Votes                                         Non-Votes
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------
   Risk-Managed Core       85.10%        11.16%      3.74%       0.00%        85.10%        11.16%     3.74%        0.00%
       Portfolio
------------------------ ------------- ------------ ---------- ------------ -------------- ---------- ---------- -------------